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                                                                  EXHIBIT 10.23

                                TRUST AGREEMENT

         THIS TRUST AGREEMENT, made and entered into as of the 16th day of July, 1999, by and between CARMIKE CINEMAS, INC., a Delaware corporation (the "Grantor) and MICHAEL WYNN PATRICK, F. LEE CHAMPION, III and LARRY M. ADAMS, residents of the State of Georgia (the "Trustees" or `Trustee"), as follows:

                              W I T N E S S E T H:

         WHEREAS, Grantor wishes to aid MARTIN A. DURANT (the "Employee") in providing for his retirement and to provide benefits upon Employee's death or disability; and

         WHEREAS, Grantor has contemporaneously herewith executed a Deferred Compensation Agreement (the "Agreement") with Employee, whereby Grantor has agreed to pay additional compensation to Employee upon certain conditions and in certain forms, and to create this trust to facilitate the payment of a portion thereof; and

         WHEREAS, the Trustees have agreed to accept the responsibilities of serving as trustee of this Trust and of holding, managing, investing and distributing the property which the Trustees shall receive pursuant to the Agreement for the benefit and use of Employee, in accordance with the provisions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises, the parties hereby agree as follows:

         I.       PURPOSE.

                  The purpose of this Trust is (a) to hold assets received from Grantor in accordance with the Agreement, and (b) to invest, reinvest, disburse and distribute those assets and the earnings thereon as provided hereunder.

         II.      TRUST PROPERTY.

                  Grantor hereby assigns, transfers and sets over to the Trustees and their successors and assigns, and the Trustees hereby accept and agree to hold, in trust, the property described in Schedule "A" attached hereto and made a part hereof. The Trustees shall hold the trust property herein transferred, and such additional property as may be hereafter acquired by the Trustees, under the terms and provisions of this Trust for the use and benefit of Employee as is more specifically set out herein. The Trustees shall be entitled to receive the proceeds on death, maturity, or surrender of each and all life insurance policies owned by or payable to the Trust.


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         III.     EMPLOYEE TREATED AS OWNER.

                  It is intended that this Trust shall be a trust of which the Employee is treated as the "owner" for federal income tax purposes in accordance with the provisions of Sections 671 through 679 of the Internal Revenue Code of 1986, as amended (the "Code"), with the taxable income earned by this Trust being taxable to Employee. If the Trustee, in its sole discretion, deems it necessary or advisable for the Grantor or the Trustee to undertake or refrain from undertaking any actions (including, but not limited to, making or refraining from making any elections or filings) in order to ensure that the Employee is at all times treated as the owner of the Trust for federal income tax purposes, the Grantor or the Trustee will undertake or refrain from undertaking such actions. The Grantor hereby irrevocably authorizes the Trustee to be its attorney-in-fact for the purpose of performing any act which the Trustee, in its sole discretion, deems necessary or advisable in order to accomplish the purposes and the intent of this section. The Trustee shall be fully protected in acting or refraining from acting in accordance with the provisions of this section.

         IV.      INVESTMENT OF TRUST ASSETS.

                  Until the Trustee has distributed all of the assets of the Trust, the Trustee shall invest and reinvest the Trust assets in such securities and other property as the Trustee deems advisable, considering the probable income (including capital appreciation potential) from any such investment, and the probable safety of such investment. Within the limitations of the foregoing, The Trustee is specifically authorized to acquire, for cash or on credit, every kind of property, real, personal or mixed, and to make every kind of investment, specifically including, but not limited to, corporate and governmental obligations of every kind, preferred or common stocks (including the common stock of Grantor), securities of any regulated investment company or trust, interests in common trust funds now or hereafter established by a corporate trustee, and property in which the Trustee owns an undivided interest in any other trust capacity. The Trustee is expressly authorized and empowered to purchase life insurance on the life of Employee in its own name (and with itself as the beneficiary of the policy) as it shall determine to be necessary or advisable to advance best the purposes of the Trust and the interests of Employee.

         V.       DISTRIBUTION OF TRUST ASSETS.

                  A. All income from the Trust estate shall be accumulated and added to principal. The Trustee shall hold said Trust estate and accumulated income until the complete distribution of all of the assets of the Trust following the occurrence of the "Distribution Event." For purposes of this Trust, the "Distribution Event" is defined as the first date to occur of the following: (1) the date Employee attains age 70; (2) the date of Employee's death; (3) the date of Employee's termination of employment on account of total disability; or (4) a date elected by Employee in his sole discretion on or after the date Employee attains age 60. For purposes of this Trust, "total disability" is defined as the inability of Employee to adequately perform his regular duties for Employer as a result of sickness or accident.

                  B. Upon the occurrence of the "Distribution Event," benefits shall be paid, commencing within sixty (60) days after such Event, as follows:
(1) one-half (1/2) of the Trust


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estate shall be paid in the form of a life annuity with payments guaranteed for five (5) years should Employee not live to receive the annuity payments for at least five (5) years, and any unpaid guaranteed portion of the annuity, being paid to Employee's designated beneficiary; and (2) the remaining one-half (1/2) of the Trust estate shall be paid either as an annuity or in a lump sum payment, as may be designated in writing by Employee by executing a "Designation of Method of Benefit Payment" form which shall be delivered to the Trustees at any time prior to the commencement of benefits from the Trust following the Distribution Event.

                  At any time prior to the commencement of the payment of such remaining one-half (1/2) of the Trust benefits, the "Designation of Method of Benefit Payment" form may be modified, altered, or revoked. Each "Designation of Method of Benefit Payment" form filed by Employee with the Trustee shall revoke all such designations previously filed and such revocation shall not require the consent of any of Employee's designated beneficiaries. If Employee fails to execute a "Designation of Method of Benefit Payment" form and timely deliver it to the Trustee, the Trustee shall pay over and distribute such one-half (1/2) portion of the Trust in one lump-sum to Employee or his beneficiary, as the case may be.

                  C. Upon making any distribution to Employee, the Trustee shall withhold from such distribution the amount, if any, required to be withheld for federal, state and local taxes.

                  D. In the event Employee dies before receipt of all of his benefits under this Trust, Employee's beneficiary shall be his spouse; provided, however, Employee may, from time to time, designate a beneficiary other than his spouse if Employee's spouse consents irrevocably, in writing, to such designation of Employee's beneficiary; acknowledges the effect of such designation; and such consent and acknowledgment and the spouse's signature is witnessed by a Notary Public. Each beneficiary designation shall be on a form furnished by the Trustee and will be effective only when filed with the Trustee during Employee's lifetime. Each beneficiary designation filed by Employee with the Trustee will revoke all designations previously filed by him and such revocation shall not require the consent of any previously designated beneficiary. Any beneficiary designation previously made by Employee shall automatically be revoked upon the marriage or remarriage of Employee. A spouse's consent shall be valid only with respect to the specified beneficiary or beneficiaries by Employee unless the spouse has consented to expressly permit designations by Employee without the spouse's further consent as permitted by law. The spouse's consent to any beneficiary designation made by Employee, once made, may not be revoked by the spouse. Notwithstanding the foregoing, spousal consent to Employee's beneficiary designation shall not be required if: (i) the spouse is designated as the sole primary beneficiary, or
(ii) it is established to the satisfaction of the Trustee that spousal consent cannot be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as may be prescribed in Regulations issued by the Secretary of the Treasury. Any consent by a spouse or any determination that the consent is not required above shall be effective only with respect to such spouse.

                  If Employee fails to designate a beneficiary, or if the designated beneficiary dies before Employee or before distribution of all of the benefits and there are no alternate designated


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beneficiaries, the Trustee shall distribute such benefits to the following persons in the following order of priority:

                           (1)      The spouse of Employee, if then living, and
if not,

                           (2)      The estate of the last to die of Employee
or any designated beneficiary of Employee.

                  If any beneficiary is a minor, the payment of his or her share of said benefits shall be delivered to the person having custody of such minor, as custodian of the property of such minor under the applicable Uniform Gifts to Minors Act of the state in which the minor shall reside.

         VI.      JOINT AND SURVIVOR ANNUITY REQUIREMENTS.

                  A. Qualified Joint and Survivor Annuity. Unless an optional form of benefit is selected by Employee pursuant to a qualified election within the 90-day period ending on the annuity starting date, the benefits of Employee under this Trust, if Employee is married, will be paid in the form of a qualified joint and survivor annuity, and if Employee is unmarried, Employee's benefits will be paid in the form of a life annuity.

                  B. Qualified Preretirement Survivor Annuity. If Employee is married and dies before the annuity starting date and has not selected an optional form of benefit within the election period pursuant to a qualified election, then Employee's full benefit under this Trust shall be applied toward the purchase of an annuity for the life of Employee's surviving spouse. The surviving spouse may elect to have such annuity distributed within a reasonable period after Employee's death.

                  C.       Definitions.

                           1.       Election Period: The period which begins on
the first day of the calendar year in which Employee attains age 35 and ends on the date of Employee's death. If Employee separates from service prior to the first day of the calendar year in which age 35 is attained, with respect to the benefits as of the date of separation, the election period shall begin on the date of separation.

                           Pre-age 35 waiver: If Employee has not yet attained
age 35 as of the end of any current calendar year, he may make a special qualified election to waive the qualified preretirement survivor annuity for the period beginning on the date of such election and ending on the first day of the calendar year in which Employee attains age 35. Such election shall not be valid unless Employee receives a written explanation of the qualified preretirement survivor annuity in comparable manner to the explanation required under paragraph D.1. of this Article VI. Qualified preretirement survivor annuity coverage will be automatically reinstated as of the first day of the calendar year in which Employee attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Article VI.


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                           2.       Earliest Retirement Age: The earliest date
on which Employee can elect to receive retirement benefits under this Trust.

                           3.       Qualified Election: A waiver of a qualified
joint and survivor annuity or a qualified preretirement survivor annuity. Any such waiver shall not be effective unless: (a) Employee's spouse consents in writing to the election; (b) the election designates a specific beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by Employee without any further spousal consent); (c) the spouse's consent acknowledges the effect of the election; and (d) the spouse's consent is witnessed by a Notary Public. Additionally, Employee's waiver of the qualified joint and survivor annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by Employee without any further spousal consent). If it is established to the satisfaction of the Trustee that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified election.

                           Any consent by a spouse obtained under this
provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by Employee without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by Employee without the consent of his spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless Employee has received notice as provided in paragraph D. of this Article.

                           4.       Qualified Joint and Survivor Annuity: An
immediate annuity for the life of Employee with a survivor annuity for the life of the spouse which is not less than 50 percent and not more than 100 percent of the amount of the annuity which is payable during the joint lives of Employee and the spouse and which is the amount of benefit which can be purchased with the Employee's benefits. The percentage of the survivor annuity shall be 50%.

                           5.       Spouse (Surviving Spouse): The spouse or
surviving spouse of Employee, provided that a former spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

                           6.       Annuity Starting Date: The first day of the
first period for which an amount is paid as an annuity or any other form.

                  D.       Notice Requirements.

                           1.       In the case of a qualified joint and
survivor annuity, the Trustee shall no less than 30 days and no more than 90 days prior to the annuity starting date provide to Employee a written explanation of: (a) the terms and conditions of a qualified joint and survivor annuity; (b) Employee's right to make and the effect of an election to waive the qualified joint


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and survivor annuity form of benefit; (c) the rights of Employee's spouse; and
(d) the right to make, and the effect of, a revocation of a previous election to waive the qualified joint and survivor annuity.

                           2.       In the case of a qualified preretirement
survivor annuity, the Trustee shall provide Employee within the applicable period for such Employee a written explanation of the qualified preretirement survivor annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of 1. Above, applicable to a qualified joint and survivor annuity.

                           The "applicable period" for Employee is whichever of
the following periods ends last: (a) the period beginning with the first day of the calendar year in which Employee attains age 32 and ending with the close of the calendar year preceding the calendar year in which Employee attains age 35; or (b) a reasonable period ending after this Article VI first applies to Employee. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service if Employee separates from service before attaining age 35.

                           For purposes of applying the preceding paragraph, a
reasonable period ending after the enumerated event described in (b) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. If Employee separates from service before the calendar year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If Employee thereafter returns to employment with Employer, the applicable period for Employee shall be redetermined.

         VII.     TERMINATION OF THE TRUST.

                  The Trust shall terminate upon the payment by the Trustee of all amounts due Employee under this Trust and the receipt by the Trustee of a valid release to that effect from Employee or his beneficiaries with respect to payments made to him or them.

         VIII.    TRUSTEE'S POWERS.

                  In addition to the powers conferred upon the Trustee by law, or by other provisions of this Trust, the Trustee shall have the following powers, both as to principal and income:

                  A. To retain any property at any time forming a part of the Trust estate for such length of time as the Trustee may deem advisable; and such retention shall not be restricted to property of the character authorized for trust investments by the laws of any state.

                  B. To sell at public or private sale or to exchange, lease, pledge, or mortgage, all or any part of the Trust estate and invest and reinvest the Trust estate or the proceeds from the sale thereof in stocks (common or preferred), bonds, certificates of deposit (including those issued by the bank herein named as Trustee), common trust funds, mutual funds, annuities, or life


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insurance contracts on the life of Employee or on the life of any person in whom Employee has an insurable interest, or in other property of any type, without regard to the proportion that such property may bear to the total corpus of the Trust estate, as the Trustee may deem advisable. To borrow money with or without security for any purpose and to pledge securities or other properties to secure any such loan; to execute all deeds, assignments, mortgages, leases or other instruments necessary or proper for the foregoing purposes.

                  C. To register any property in the name of any nominee without describing the Trust estate and to retain any property in bearer form.

                  D. To acquire, own, rent, hold, maintain and improve dwellings for the use and benefit of Employee or his beneficiaries.

                  E. To exercise all options and privileges available under life insurance policies which at any time may form a part of the Trust, including but not limited to the right to receive dividends of distributive shares of surplus, disability benefits, surrender values, or the proceeds of matured endowments; to obtain and receive such advances or loans on account of a policy which may be available; to exercise any option or privilege granted in a policy or permitted by an insurer including, but not limited to, the right to direct that dividends be used under any of the options promised in the policy or permitted by the insurer; to sell, assign, or pledge a policy. These rights shall include the right in the Trustee to use any part or all of the proceeds of any or all of said policies on death or maturity under any or all of the settlement options; provided, however, that the Trustee shall be the designated recipient of any income or interest payment under an elected settlement, and any life income settlement elected shall be measured only by the life or lives of one or more of the beneficiaries of this Trust.

                  F. To vote by proxy and consent to, approve, authorize, become a party to and execute any instrument in connection with any corporate act in which the Trust estate may be interested, including (without limitation) any merger, consolidation, reorganization, capital readjustment, dissolution, liquidation, lease, or sale.

                  G. To keep uninvested such amounts of cash and deposit such monies in such bank account or accounts, including savings accounts, as the Trustee may from time to time deem advisable. The Trustee may keep on deposit with itself, in either the commercial or savings department, subject to the same rules and regulations as any other deposit, without furnishing bond or security, any cash under its care and management, whether corpus or income; awaiting investment, reinvestment or distribution; provided, however, there shall be no liability upon the part of the Trustee for the payment of interest or any other charge or claim during the time any such cash is kept on deposit with itself awaiting investment, reinvestment or distribution, except to the same extent interest shall be payable on deposits in the savings department of a Trustee as to any such cash on deposit in said savings department.

                  H. To compromise, adjust, settle and compound, or submit to arbitration on such terms as the Trustee may deem advisable any claims in favor of or against the Trust estate, which shall include any tax payable by the Trust.


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                  I.       To sell, lease, exchange, and grant options on any
property, and to do any of the same at public or private sale and upon such terms and conditions and at such time and times as the Trustee may deem advisable, and to execute and deliver any and all instruments of any type required in the premises; and no purchaser, lessee, transferee, optionee, or other party to any such transaction shall be obligated to see to the further application of any monies after the same shall have been paid to the Trustee.

                  J. To employ legal counsel and such other agents and employees as are deemed necessary in the administration of the Trust estate and pay their reasonable compensation and expenses. To pay, compromise or contest any claim or other matter directly or indirectly affecting this Trust and to employ counsel for any of the above or other purposes, and to determine whether or not to act upon the advice of such counsel; but the Trustee shall not, except at its option, be required to enter into or defend litigation on behalf the Trust until it shall have been indemnified to its satisfaction against all expenses and liabilities to which it may, in its judgment, be subjected by any such action on its part.

                  K. To exercise in respect of all stocks, bonds, or other investments held by the Trustee hereunder, all such rights, options, powers, and privileges as are or may be lawfully exercised by any person owning similar property in its own right.

                  L. To exercise in respect of all real estate held by the Trust hereunder, all such rights, powers and privileges as are or may be lawfully exercised by any person owning real estate in its own right.

                  M. To determine in the Trustee's discretion whether money or property coming into the Trust's possession shall be treated as income or principal, and charge or apportion expenses or leases either to the principal or income accounts or partly to each, in such manner as it may in its discretion deem just and proper.

                  N. To make any required or discretionary distribution in money or in kind, or partially in money and partially in kind. Distribution in kind shall be made at the fair market value of the property distributed, as determined by the Trustee in its sole discretion, and the Trustee may cause the share to be transferred to any distributes to be composed of property like or different from that transferred to any other distributee. In making any distribution to the Employee or otherwise under the provisions of this Trust, Trustees shall be entitled to rely on information furnished by Employee.

                  O. To execute and deliver all written instruments for the exercise of any Trustee powers.

         IX.      RESIGNATION OR REMOVAL OF TRUSTEE.

                  Each Trustee reserves the right to resign at any time by giving at least thirty (30) days' written notice to Grantor or such shorter notice as may be acceptable to Grantor. Grantor reserves the right to remove and replace any Trustee with a successor Trustee at any time by giving at least thirty (30) days' written notice to the Trustee or such shorter notice as may be


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acceptable to the Trustee. On resignation of a Trustee, the remaining
Trustee(s) shall continue to serve as Trustee hereunder. Upon the resignation or death of all of the Trustees then acting, then COLUMBUS BANK AND TRUST COMPANY, Columbus, Georgia, and its successor or successors and assigns, shall serve as successor Trustee hereunder. Upon the resignation or removal of Columbus Bank and Trust Company, Grantor shall appoint a successor Trustee who shall have the same powers and duties as those conferred upon the Trustee hereunder. Upon acceptance of such appointment by the successor Trustee, the Trustee shall assign, transfer and pay over to such successor Trustee the funds and properties then constituting the Trust estate and, in that connection, shall cause any part thereof then held in any commingled trust to be withdrawn therefrom. A successor Trustee may be any qualified person or corporation.

                  The successor Trustee may accept and rely upon any accounting made by or on behalf of the predecessor Trustee and on any statement or representation made by such fiduciary as to the assets comprising this Trust estate or as to any other fact bearing on the prior administration of this Trust. A Trustee shall not be liable for having accepted and relied upon such accounting, statement, or representation if it is later proved to be incomplete, inaccurate, or untrue. A Trustee shall not be liable for any act or omission of any predecessor fiduciary or Co-Trustee, nor for any act or omission done in good faith.

                  No Trustee shall be required to give any bond or other security for the faithful performance of its duties, or, if a bond is required by law, no surety shall be required thereon.

         X.       TRUSTEE COMPENSATION.

                  An individual Trustee hereunder shall serve without compensation for his services in the administration of this Trust; provided that the compensation of any corporate Trustee shall be in accordance with its standard schedule of fees at the time. The Trustee shall be reimbursed for the reasonable costs and expenses which it incurs in connection with its duties hereunder. Such compensation, if applicable, and all other proper costs and expenses shall be paid from the Trust estate, unless Grantor elects to pay such amounts.

         XI.      ANNUAL ACCOUNTING.

                  The Trustee shall keep accurate and detailed accounts of all investments, receipts and disbursements and other transactions hereunder, and, within ninety (90) days following the close of each calendar year, and within ninety (90) days after the Trustee's resignation or termination of the Trust as provided herein, the Trustee shall render a written account of its administration of the Trust to the Grantor by submitting a record of receipts, investments, disbursements, distributions, gains, losses, assets on hand at the end of the accounting period and other pertinent information, including a description of all securities and investments purchased and sold during such calendar year. Written approval of an account shall, as to all matters shown in the account, be binding upon the Grantor and shall forever release and discharge the Trustee from any liability or accountability. The Grantor will be deemed to have given its written approval if Grantor does not object in writing to the Trustee within 120 days after the date of receipt of such account from the Trustee. The Trustee shall be entitled at any time to institute an action in a court of competent jurisdiction for a judicial settlement of its account.


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         XII.     COLLECTION OF INSURANCE PROCEEDS.

                  In the event that the Trust property shall include policies of life insurance on the date of the insured's death, the Trustee shall, as soon as is practical after that date, furnish proof of death to the insuring companies and shall collect all monies due under all policies, or make other suitable settlement arrangements or agreements with the insuring companies, subject only to this Trust. In connection with the collection of the proceeds of any such policies, the Trustee shall have full authority to take any action it deems best, and is hereby authorized to execute all necessary receipts and releases to the insuring companies concerned.

         XIII.    TRUST IRREVOCABLE.

                  Grantor specifically directs that except as otherwise provided herein, the Trust herein created is irrevocable and that there are no conditions or reservations of power in Grantor to revoke, alter, or amend this Agreement, in whole or in part; provided, however, that the Trust may be amended as necessary at any time to obtain a favorable ruling from the Internal Revenue Service with respect to the tax consequences of the establishment and settlement of the Trust, and may be amended by revising or deleting part or all of such terms and provisions of Article VI as may be permitted by the law then applicable to such Article VI subject to the approval of Grantor and Employee. There are no conditions or reservations of power in Grantor to free any or all of the property constituting said Trust estate from the terms of this Trust.

         XIV.     NOTICES.

                  Any notice or instructions required under any of the provisions of this Trust shall be deemed effectively given only if such notice is in writing and is delivered personally or by certified or registered mail, return receipt requested and postage prepaid, addressed to the addresses as set forth below of the parties hereto. The addresses of the parties are as follows:

                  (i)      Grantor:

                           Carmike Cinemas, Inc.
                           1301 First Avenue
                           Post Office Box 391
                           Columbus, Georgia 31902

                  (ii)     Trustees:

                           Michael Wynn Patrick
                           1301 First Avenue
                           Post Office Box 391
                           Columbus, Georgia 31902


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                           F. Lee Champion, III
                           1301 First Avenue
                           Post Office Box 391
                           Columbus, Georgia 31902

                           Larry M. Adams
                           1301 First Avenue
                           Post Office Box 391
                           Columbus, Georgia 31902

                           Or If To:

                           Columbus Bank and Trust Company
                           Post Office Box 120
                           Columbus, Georgia 31902

The Grantor or Trustees may at any time change the address to which notices are sent to it by giving written notice thereof in the manner provided above.

XV.      MISCELLANEOUS PROVISIONS.

                  A. All actions by the Trustees shall be made by a majority vote of the Trustees.

                  B. Except as may be otherwise provided herein, in the distribution of the trust herein created, the Trustee, in its discretion, may pay over the assets to be distributed either in cash or in property, or partly in cash and partly in property, and at such valuations as to it may seem proper, and the determination of the Trustee of the value of any property for the purpose of distributing any asset hereunder shall be final, conclusive and binding upon all parties interested in such distribution.

                  C. As to all or any portion of the Trust estate which may be payable to Employee or any beneficiary hereunder, he shall have no right or power, either directly or indirectly, to anticipate, discharge, mortgage, encumber, assign, pledge, hypothecate, sell or otherwise dispose of all or any part thereof, until the same shall have been actually paid to him by the Trustee. The Trustee shall continue distributing Trust property directly to or for the benefit of Employee or beneficiary as provided for herein notwithstanding any transfer, assignment or conveyance, or action by creditors. Neither the income, principal or corpus of the Trust estate, nor any part thereof, nor any interest in the same, shall be liable for or subject to any debts, claims or obligations of any kind or nature whatsoever, or to any legal process in aid thereof, contracted or incurred by or for Grantor, Employee or any beneficiary hereunder.

                  D. No provision of this Trust Agreement shall be construed as giving Employee any right to continued employment with Grantor.


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                  E.       Employee and any of his beneficiaries hereunder
shall have no right or interest in any portion of the Trust estate at any time prior to its distribution.

                  F. This Trust shall be governed by and construed in accordance with the laws of the State of Georgia applicable to contracts made and to be performed therein and the Trustee shall not be required to account in any court other than one of the courts of such state.

                  G. All section and paragraph headings herein have been inserted for convenience of reference only and shall in no way modify, restrict or affect the meaning or interpretation of any of the terms or provisions of this Trust.

                  H. This Trust is intended as a complete and exclusive statement of the agreement of the parties hereto, supersedes all previous agreements or understandings among them and may not be modified or terminated orally.

                  I.       The term `Trustee" shall include any successor
Trustee.

                  J. If the Trustee hereunder is a bank or trust company, any corporation resulting from any merger, consolidation or conversion to which such bank or trust company may be a party, or any corporation otherwise succeeding generally to all or substantially all of the assets or business of such bank or trust company, shall be the successor to it as Trustee or custodian hereunder, as the case may be without the execution of any instrument or any further action on the part of any party hereto.

                  K. If any provision of this Trust shall be invalid and unenforceable, the remaining provisions hereof shall subsist and be carried into effect.

                  L. Any reference hereunder to Grantor shall expressly be deemed to include Grantor's successor and assigns.

                  M. Whenever used herein, and to the extent appropriate, the masculine, feminine or neuter gender shall include the other two genders, the singular shall include the plural and the plural shall include the singular.

                  IN WITNESS WHEREOF, Grantor has caused this Trust to be duly executed by and through its duly authorized corporate officers, with its corporate seal to be hereunto affixed, and Trustees have hereunto set their hands and seals as of the day and year first above written.


                                     GRANTOR:

                                     CARMIKE CINEMAS, INC.



                                     BY:
                                        ---------------------------------------
                                                 Its:
                                                     --------------------------


                                     ATTEST:
                                            -----------------------------------
                                                 Its:
                                                     --------------------------



                                             (Corporate Seal)


                                     TRUSTEES:

                                     ------------------------------------(L.S.)
                                     MICHAEL WYNN PATRICK

                                     ------------------------------------(L.S.)
                                     F. LEE CHAMPION, III

                                     ------------------------------------(L.S.)
                                     LARRY M. ADAMS

                                  SCHEDULE "A"


                                    PROPERTY


                  CASH in the amount of TWO THOUSAND SIX HUNDRED AND 00/100 DOLLARS ($2,600.00).


                                     GRANTOR:

                                     CARMIKE CINEMAS, INC.



                                     BY:
                                        ---------------------------------------
                                                 Its:
                                                     --------------------------


                                     ATTEST:
                                            -----------------------------------
                                                 Its:
                                                     --------------------------



                                             (Corporate Seal)


                                     TRUSTEES:

                                     ------------------------------------(L.S.)
                                     MICHAEL WYNN PATRICK

                                     ------------------------------------(L.S.)
                                     F. LEE CHAMPION, III

                                     ------------------------------------(L.S.)
                                     LARRY M. ADAMS